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                                                              Exhibit 99.906Cert

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Edmund J. Burke, President of Reaves Utility Income Fund (the "Registrant"), hereby certify, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Edmund J. Burke
       ------------------
       Edmund J. Burke
       President

Dated: July 8, 2004

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                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer of Reaves Utility Income Fund (the "Registrant"), hereby certify, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Jeremy O. May
       ----------------
       Jeremy O. May
       Treasurer

Dated: July 8, 2004